EXHIBIT 32.1

Certification of Interim Principal Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Annual Report on Form 10-K/A for the year ended December 31, 2005 (the “Report”) of Handy Hardware Wholesale, Inc. (“Handy”) as filed with the Securities and Exchange Commission on April 28, 2006, the undersigned, in her capacity as an officer of Handy, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Handy.

Date:	April 25, 2006

/s/ Tina S. Kirbie
Tina S. Kirbie
Interim Principal Executive Officer

/s/ Tina S. Kirbie
Tina S. Kirbie
Executive Vice President

(Chief Financial Officer)

Secretary and Treasurer